SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed  by  the  Registrant                            (X)
Filed  by  a  Party  other  than  the  Registrant     ( )

Check  the  appropriate  box:

(X)     Preliminary  Proxy  Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
( )     Definitive  Proxy  Statement
( )     Definitive  Additional  Materials
( )     Soliciting  Material  under  Section  240.14a-12

                             PARA MAS INTERNET, INC.

                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
 (X)     No  fee  required
 ( )     Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

1)   Title  of  each  class  of  securities  to  which  transaction  applies:

2)   Aggregate  number  of  securities  to  which  transaction  applies:

3)   Proposed  maximum  aggregate  value  of  transaction:

4)   Total  fee  paid:

( )     Fee  paid  previously  with  preliminary  materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)        Amount  Previously  Paid:
2)        Form,  Schedule  or  Registration  Statement  No.:
3)        Filing  Party:
4)        Date  Filed:
2)

                             PARA MAS INTERNET, INC.
                                711 Poplar Street
                  Coquitlam, British Columbia, Canada V3J  3K9

                                                            October  28,  2003

Dear  Shareholder:

You are cordially invited to attend a special meeting of shareholders of Para Mas Internet, Inc., which will be held at 10616 Eagle Nest Street, Las Vegas, Nevada on November 8, 2003 at 9:00 a.m. Pacific Time.

Details of the business to be conducted at the special meeting are given in the attached Notice of Special Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the special meeting and vote in person, you will of course have that opportunity.

On behalf of the board of directors, I would like to express our appreciation for your continued interest in the affairs of Para Mas Internet, Inc.

Very  truly  yours,

THE  BOARD  OF  DIRECTORS

                             PARA MAS INTERNET, INC.
                                711 Poplar Street
                  Coquitlam, British Columbia, Canada V3J  3K9
                            Telephone (604) 936-1797

              ____________________________________________________

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

               ___________________________________________________

TO  THE  SHAREHOLDERS  OF  PARA  MAS  INTERNET,  INC.

A special meeting of the shareholders of Para Mas Internet, Inc. will be held at the offices of legal counsel of the Company at 10616 Eagle Nest Street, Las Vegas, NV 89141 on November 8, 2003 at 9:00 a.m. Pacific Time, for the following purposes:

1. To vote upon a proposal to amend the articles of incorporation to increase the number of common shares the Company is authorized to issue to 500,000,000 common shares.

Shareholders of record at the close of business on October 16, 2003 are entitled to notice of and to vote at the meeting. The Company's proxy statement accompanies this notice.

All  shareholders  are  invited  to  attend  the  meeting  in  person.

     BY  ORDER  OF  THE  BOARD  OF  DIRECTORS,


Coquitlam,  British  Columbia,  Canada
October  28,  2003

                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR STOCK AT THE MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.

                             PARA MAS INTERNET, INC.
                                711 Poplar Street
                  Coquitlam, British Columbia, Canada V3J  3K9
                            Telephone (604) 936-1797
                ________________________________________________

                                 PROXY STATEMENT
                ________________________________________________

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 8, 2003


NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PARA MAS INTERNET, INC. OR ANY OTHER PERSON.

                            MATTERS TO BE CONSIDERED

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Para Mas Internet, Inc. (the "Company") for use at the special meeting of the shareholders of the Company, or any adjournments thereof. The meeting will be held at the offices of the legal counsel to the Company at 10616 Eagle Nest Street, Las Vegas, NV 89141, on November 8, 2003 at 9:00 am. Pacific Time, to approve an amendment to the articles of incorporation..

The above matter requires for its approval the affirmative vote of a majority of the shares of the Company issued and outstanding on the record date.

This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about October 28, 2003.

                        RECORD DATE; SOLICITATION OF PROXIES

The board of directors of Para Mas Internet, Inc. has fixed the close of business on October 16, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting. At the record date, there were approximately 48,294,395 shares of common stock issued, outstanding, and entitled to vote at the meeting. Holders of common stock are entitled to one vote at the meeting for each share of common stock held of record on the record date. There are no separate voting groups or separate series of stock.

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by Para Mas Internet, Inc. and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. Para Mas Internet, Inc. will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. Para Mas Internet, Inc. will bear the costs of the annual meeting and of soliciting proxies therefor, including the cost of printing and mailing this proxy statement and related materials. Para Mas Internet, Inc. has spent approximately $1,500 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that Para Mas Internet, Inc. will spend an additional $300 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding Para Mas Internet, Inc.'s proxies and related materials may be directed in writing to Gary R. Henrie, legal counsel to the meeting at 10616 Eagle Nest Street, Las Vegas, NV 89141..

                            VOTE REQUIRED AND VOTING

Approval of the amendments to the articles of incorporation requires the affirmative at the meeting of a majority of all common shares issued and outstanding.

You can vote by either attending the meeting in person or by filling out and sending in your proxy. Shares of common stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR the named nominees for the board of directors identified herein. Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Brokers who hold shares in a street name have the authority to vote when they have not received instructions from the beneficial owners. Brokers who do not receive instructions, but who are present in person or by proxy at the meeting will be counted as present for quorum purposes.

                                  OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the meeting.

                               REVOCATION OF PROXY

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the corporate secretary of Para Mas Internet, Inc. an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or (3) attending the meeting and voting in person. Attendance at the meeting will not by itself constitute revocation of a proxy.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE

URGED TO COMPLETE, DATE, SIGN AND
PROMPTLY  RETURN  THE  ENCLOSED  PROXY  IN  THE  ACCOMPANYING  PREPAID ENVELOPE.


                                    PROPOSAL
    AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF COMMON SHARES THE CORPORATION IS ENTITLED TO ISSUE TO 500,000,000 COMMON SHARES

REASON  FOR  THE  INCREASE  IN  AUTHORIZED  COMMON  SHARES

The Company has entered into an Agreement of Plan and Tender Offer ("Agreement") which provides for a tender offer for 100% of the issued and outstanding shares of Amerigroup, Inc., a company formed under the laws of the state of Nevada, in which the Company will issue one share of its common stock for each share of Amerigroup, Inc. common stock. If the Company is successful in its tender offer, Amerigroup, Inc. will become a wholly owned subsidiary of the Company. Amerigroup, Inc. is an issuer of retail discount cards to entertainment venues and for other retail purposes. Amerigroup also is engaged in other related business enterprises.

In order to accomplish the tender offer, it is necessary for the Company to reverse split its current issued and outstanding common stock on a one for ten basis and then issue 10,000,000 post split shares in settlement of certain rights in which the Company has an interest. The Company will then issue shares in exchange for the shares of Amerigroup, Inc. on a share for share basis. If the Company is successful in acquiring 100% of the issued and outstanding shares of Amerigroup, Inc., then after the completion of the tender offer, the current shareholders of Amerigroup will hold approximately 95% of the issued and outstanding common shares of the Company. It is necessary to increase the authorized common shares of the Company to have sufficient shares available to complete the tender offer.

The Board has approved the proposed amendment to the articles of incorporation. The Company will file a certificate of amendment to the articles of incorporation increasing the authorized capital.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION.


                          FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for Para Mas Internet, Inc.'s proxy statement and form of proxy for its next annual meeting of shareholders will be June 27, 2004. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independent of Para Mas Internet, Inc.'s proxy statement and form of proxy is considered untimely is 45 days prior to June 27, 2004.

                           BENEFICIAL STOCK OWNERSHIP

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding common stock as of August1, 2001, and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly.





                    Name  and  address          Amount  of           Percent
Title  of  class  of  beneficial  owner    beneficial  ownership    of  class
--------------     -------------------    ---------------------   ---------

Common  Stock      Don  McFadyen            7,413,007  shares        15.3%
                   Director,  CEO
                   Secretary/treasurer
                   711  Poplar  Street
                   Coquitlam,  B.C.  V3J  3K9

Common  Stock      Mary  Wiens               5,434,006  shares(1)     11.3%
                   Director
                   #2003-10082-148th  Street
                   Surrey,  B.C.  V3R  0S3

Common  Stock      Murray  McFadyen           5,332,007  shares(1)     11.0%
                   #2003-10082-148th  Street
                   Surrey,  B.C.  V3R  0S3

Common  Stock      Spear  Leeds  &  Kellogg    4,166,700  shares         8.6%
                   120  Broadway
                   New  York,  NY  10271

Common  Stock      Cede  &  Co                12,040,209  shares        24.9%
                   P.O.  Box  20  Bowling
                   Green  Station
                   New  York,  NY  10274

Common  Stock      Montel  R.  Hill           6,944,940  shares        14.4%
                   6315  Nodding  Night  Court
                   Columbia,  MD  21044


Common  Stock      All  Officers  and        18,179,020  shares  (2)   37.6%
                   Directors  as  a  Group
                   that  consists  of  two
                   people



(1) Mary Wiens and Murray McFadyen are husband and wife making each of them the beneficial owner of shares held by the other Accordingly, Mary Wiens and Murray McFadyen each beneficially hold 10,766,013 common shares or 22.3% of the outstanding shares of Para Mas. Also, 3,944,007 of the shares represented as being held by Murray McFadyen and 3,944,006 of the shares represented as being held by Mary Wiens are legally held by Destination T.B.G. Development &

Marketing Corp ("Destination T.B.G."), a corporation in which Murray McFadyen and Mary Wiens each have a 50% ownership interest. Destination T.B.G. holds
16.3%  of  the  issued  and  outstanding  common  shares  of  Para  Mas.

(2) This figure includes the shares held by Murray McFadyen, since Mary Wiens, a director of the Para Mas is the beneficial owner of those shares.



                                   AUDIT FEES
                                   ----------

Para Mas Internet, Inc. has been billed by Russell Bedford Stefanou Mirchandani LLP $ 20,000 for professional services relating to the audit of its financial statements for the most recent three fiscal years and for the reviews of its quarterly financial statements during that same time.

                       WHERE YOU CAN FIND MORE INFORMATION

Para Mas Internet, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Para Mas Internet, Inc. files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE MEETING.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS
_______________________________

                             PARA MAS INTERNET, INC.
                                      PROXY

                         SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 8, 2003
                                      PROXY
The undersigned appoints Don McFadyen of Para Mas Internet, Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of Para Mas Internet, Inc., to be held November 8, 2003, beginning at 9:00 a.m., Pacific Time, at 10616 Eagle Nest Street, Las Vegas, NV 89141, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement sent to Shareholders, a copy of which has been received by the undersigned, as follows:

Please  mark your votes as indicated   [X]          Total Number of Shares Held:
______________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

1. To approve the amendment to the articles of incorporation to increase the number of authorized common shares to 500,000,000..

                      FOR  Amended  Articles     NOT  FOR  Amended  Articles
                               [_]                         [_]

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

Signature(s)                         Dated:  ________________,  2003


___________________________               ___________________________



          PLEASE SIGN AND RETURN THIS PROXY PRIOR TO NOVEMBER 8, 2003.